                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.79882%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $237,316,463.23

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     246                          $98,084,095.12
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $86,139.36
Unscheduled Principal Collection/Reversals                            $11,181.78
Liquidations-in-full                                      31      $12,834,040.16
Net principal Distributed                                         $12,931,361.30    ($12,931,361.30)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        215                          $85,152,733.82

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $609,300.85

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $54,171.11

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $13,486,491.04

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/2002 DISTRIBUTION REPORT

SERIES:  amac 2001-1                                   WEIGHTED AVERAGE PC RATE:    6.79882%
POOL NUMBER:  Group 1 = 1726
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $12,931,361.30       $555,129.74             $0.00       $555,129.74             $0.00    $13,486,491.04

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   10      $4,190,848.73         0              $0.00         2        $630,737.41

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $321,918.90         1        $416,592.74         0              $0.00

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5
Certificates immediately after the principal and interest distribution on
09/25/2002 are as follows:

                Class       Class Principal Balance
                M                  $4,213,466.21
                B1                 $2,340,902.22
                B2                 $1,053,366.56
                B3                   $702,310.13
                B4                   $468,141.01
                B5                   $585,283.62
                              __________________
                Total              $9,363,469.74
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2002):

SERIES:  2001-1                 POOL NUMBER:  Group 1 = 1726

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $85,152,733.82**        $4,916,259.98***        $4,190,848.73***
Number:                          550                     12                      10
% of Pool:                    100.00%                  5.77%                   4.92%
(Dollars)
% of Pool:                    100.00%                  2.18%                   1.82%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $308,818.51***          $416,592.74***
Number:                           0                       1                       1
% of Pool:                    0.00%                    0.36%                   0.49%
(Dollars)
% of Pool:                    0.00%                    0.18%                   0.18%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2002 scheduled payments and August 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
August 31, 2002.

Trading Factor, calculated as of distribution date : 0.35881512.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2002, and unscheduled prepayments in months prior to September ) can be calculated.